Discontinued operations (Tables)	12 Months Ended
Dec. 31, 2020
Web Game Business [Member]
Disposal Groups, Including Discontinued Operations

Results of the discontinued operation

Year ended
USD (In thousands)	December 31, 2018
Revenues, net of rebates and discounts	656
Business taxes and surcharges	(1)
Net revenues	655
Cost of revenues	(16)
Gross profit	639
Operating expenses
Research and development expenses	(419)
Sales and marketing expenses	(63)
General and administrative expenses	(18)
Total operating expenses	(500)
Operating income	139
Gain on disposal of web game	1,394
Income tax expenses	(230)
Income from discontinued operations	1,303

Cash flows generated from the discontinued operation

Year ended
USD (In thousands)	December 31, 2018
Net cash generated from operating activities	1,065
Net cash flow for the year	1,065